THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Discovery Select Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2009

Supplement dated November 4, 2009

This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectus for the Discovery Select Group Retirement Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to the Prospectus to reflect 1) the redesignation as Class I Shares of both the NACM Small Cap Portfolio and OpCap Managed Portfolio of the Premier VIT; and 2) a change in the investment objective of the Janus Portfolio of the Janus Aspen Series (Institutional Class). Also enclosed are supplements for the impacted portfolios that should be retained with your Prospectus.

PROSPECTUS CHANGES

I.    Cover Page.

On the cover page of the Prospectus and thereafter, the names of the following portfolios of the Premier VIT are revised to reflect their redesignation as “Class I” shares as follows:

NACM Small Cap Portfolio (Class I Shares)

OpCap Managed Portfolio (Class I Shares)

All references to the above Portfolios are deleted and replaced with above.

II.    General Information About Prudential, The Prudential Discovery Select Group

Variable Contract Account And The Investments Available Under the Contract

In the above referenced Section under the heading “Janus Aspen Series (Institutional Class)” on page 10, the first paragraph titled “Janus Portfolio (as of 5/1/09; formerly Large Cap Growth Portfolio)” is deleted in its entirety and replaced with the following (effective February 16, 2010):

JANUS PORTFOLIO (as of 5/1/09; formerly Large Cap Growth Portfolio). Seeks long-term growth of capital. The Portfolio pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the Portfolio’s weighted average market capitalization was $52.1 billion.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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